SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

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Information Statement

Strategic Advisers Funds

We appreciate your business and your trust in Fidelity Investments. As always, we are committed to keeping you informed about your Fidelity account(s), including any updates and/or changes.*

The enclosed information statement provides important information regarding new managers that have been appointed to some of the Strategic Advisers Funds held within your Fidelity account.

Inside, you will find detailed information about the terms of agreements made by your Investment Team at Strategic Advisers, Inc. They believe these changes will provide your account with additional benefits, such as increased manager diversification, and help to ensure that each of the Funds can be effectively managed to meet its specific style exposure and investment objective.

Please read the enclosed information carefully. No other action is required by you. Should you have any questions, please call the appropriate number listed below.

  For current or former clients in a Fidelity managed account: Please call 1-800-544-3455, Monday-Friday, 8 a.m. to 7 p.m. Eastern time, (Strategic Advisers® Core Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® International Fund, and Strategic Advisers® Small-Mid Cap Fund).
  For workplace participants [401(k), 403(b), or 457(b) accounts]: Please call 1-800-835-5095 (Strategic Advisers® Core Multi-Manager Fund, Strategic Advisers® Emerging Markets Fund of Funds, Strategic Advisers® International Multi-Manager Fund, and Strategic Advisers® Small-Mid Cap Multi-Manager Fund).

* You may have elected to suppress other legal notifications; however, certain regulatory requirements mean that we are legally bound to send you this notification. We apologize for any inconvenience.

This Page is Intentionally Left Blank

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.proxyvote.com/proxy.

STRATEGIC ADVISERS® CORE FUND
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND
STRATEGIC ADVISERS EMERGING MARKETS FUND
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS
STRATEGIC ADVISERS INTERNATIONAL FUND
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND
STRATEGIC ADVISERS SMALL-MID CAP FUND
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND
(THE FUNDS)

SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
245 SUMMER STREET
BOSTON, MASSACHUSETTS 02210
1-800-544-3455
(CORE, EMERGING MARKETS, INTERNATIONAL, AND SMALL-MID CAP FUNDS
1-800-835-5095
(CORE MULTI-MANAGER, EMERGING MARKETS FUND OF FUNDS, INTERNATIONAL MULTI-MANAGER,
AND SMALL-MID CAP MULTI-MANAGER FUNDS)

INFORMATION STATEMENT

This Information Statement is provided in lieu of a proxy statement by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust), pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) that permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire unaffiliated sub-advisers without obtaining shareholder approval, subject to the approval of the Trust's Board.

This Information Statement is being mailed on or about May 11, 2015 to shareholders of record as of April 20, 2015. This Information Statement is intended to inform you that new sub-advisers have been appointed to your fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

The information contained in this Information Statement relates to the Trustees' approval on March 5, 2015 of the following sub-advisory arrangements:

Fund
Sub-Adviser

Strategic Advisers® Core Fund (Core Fund)	J.P. Morgan Investment Management Inc. (JPMorgan)
Strategic Advisers Core Multi-Manager Fund (Core Multi-Manager Fund)
Strategic Advisers Emerging Markets Fund (Emerging Markets Fund)	M&G Investment Management Limited (M&G)
Strategic Advisers Emerging Markets Fund of Funds (Emerging Markets Fund of Funds)
Strategic Advisers International Fund (International Fund)	Arrowstreet Capital, Limited Partnership (Arrowstreet)
Strategic Advisers International Multi-Manager Fund (International Multi-Manager Fund)
Strategic Advisers Small-Mid Cap Fund (Small-Mid Cap Fund)	Portolan Capital Management, LLC (Portolan)
Strategic Advisers Small-Mid Cap Multi-Manager Fund (Small-Mid Cap Multi-Manager Fund)

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint JPMorgan, M&G, Arrowstreet, and Portolan (the New Sub-Advisers) as additional sub-advisers for each respective Fund and to discuss the terms of each new sub-advisory agreement (the Agreements). This is a joint information statement for multiple series of the Trust. You may not own shares of all funds included in this information statement. Shares of the Core Fund, the Emerging Markets Fund, the International Fund, and the Small-Mid Cap Fund are offered exclusively to certain clients of Strategic Advisers and are not available for sale to the general public. Shares of the Core Multi-Manager Fund, the Emerging Markets Fund of Funds, the International Multi-Manager Fund, and the Small-Mid Cap Multi-Manager Fund generally are available only through a retirement account or through an investment professional.

INTRODUCTION

Strategic Advisers is the Funds' investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Funds. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Funds without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreements or "interested persons" of any such party (the Independent Trustees), appointed each New Sub-Adviser as an additional sub-adviser to each respective Fund and approved each Agreement at an in-person meeting on March 5, 2015. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of each New Sub-Adviser under the terms of each Agreement was in the best interests of each respective Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of each Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangements.

MANAGEMENT CONTRACT OF THE FUNDS

Strategic Advisers, located at 245 Summer Street, Boston, Massachusetts 02210, is the Funds' investment adviser. Strategic Advisers directs the investments of the Funds in accordance with each Fund's investment objective, policies and limitations pursuant to a management contract that was initially approved by the Board, including a majority of the Independent Trustees, and by the initial sole shareholder on the following dates:

Fund
Board Approval

Initial Sole Shareholder Approval

Core Fund	December 3, 2009	December 29, 2009
International Fund	March 4, 2010	August 20, 2010
Small-Mid Cap Fund
Emerging Markets Fund	September 8, 2010	September 29, 2010
Core Multi-Manager Fund	September 8, 2011	November 15, 2011
Small-Mid Cap Multi-Manager Fund	December 1, 2011	December 19, 2011
Emerging Markets Fund of Funds	March 1, 2012	April 16, 2012
International Multi-Manager Fund

The management contract for each Fund was most recently renewed by the Board, including a majority of the Independent Trustees, on September 4, 2014.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of each Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of each Fund and all personnel of each Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

Each Fund pays a monthly management fee to Strategic Advisers (the Management Fee), which is shown in the table below. For each Fund, the Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate and the total fee, payable monthly, to the Fund's sub-advisers based on each sub-adviser's allocated portion of the Fund's average daily net assets throughout the month. Each Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage a Fund in the future.

Strategic Advisers has contractually agreed to waive its portion of the Management Fee for the Core, Emerging Markets, International, and Small-Mid Cap Funds through the expiration dates shown in the table below. Strategic Advisers has also contractually agreed that the maximum aggregate annual management fee rate of each Fund will not exceed the rates shown in the table below. In addition, the Core Fund's management fee is all-inclusive, meaning that Strategic Advisers pays all other operating expenses of the Core Fund, with certain limited exceptions.

Fund	Strategic Advisers' portion of the Management Fee	Maximum Aggregate Annual Management Fee Rate	Management Fee Waiver Expiration Date
Core Fund	0.25%	1.00%	September 30, 2017
Core Multi-Manager Fund	0.30%	1.05%	--
Emerging Markets Fund	0.25%	1.20%	September 30, 2017
Emerging Markets Fund of Funds	0.30%	1.25%	April 30, 2016
International Fund	0.25%	1.00%	September 30, 2017
International Multi-Manager Fund	0.30%	1.05%	--
Small-Mid Cap Fund	0.25%	1.10%	September 30, 2017
Small-Mid Cap Multi-Manager Fund	0.30%A	1.15%	--

A Strategic Advisers has voluntarily agreed to waive 0.01% of the fund's management fee. This arrangement may be discontinued by Strategic Advisers at any time.

In addition, Strategic Advisers has agreed to reimburse the Retail Class, Class F, Class L, and Class N of the Core Multi-Manager, Emerging Markets Fund of Funds, International Multi-Manager, and Small-Mid Cap Multi-Manager Funds to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their average net assets, exceed the rates shown in the following table.

Fund	Class	Expense Cap	Expiration Date
Core Multi-Manager Fund	Retail Class	0.97%	July 31, 2015
	Class F	0.87%B	N/A
	Class L	0.97%	July 31, 2015
	Class N	1.22%	July 31, 2015
Emerging Markets Fund of FundsA	Retail Class	0.10%	April 30, 2016
	Class F	0.10%B	N/A
	Class L	0.10%	April 30, 2016
	Class N	0.35%	April 30, 2016
International Multi-Manager Fund	Retail Class	1.18%	April 30, 2016
	Class F	1.09%B	N/A
	Class L	1.18%	April 30, 2016
	Class N	1.43%	April 30, 2016
Small-Mid Cap Multi-Manager Fund	Retail Class	1.16%	April 30, 2016
	Class F	1.06%B	N/A
	Class L	1.16%	April 30, 2016
	Class N	1.41%	April 30, 2016

A Caps also exclude sub-advisory fees for this fund.

B The expense caps for Class F of each Fund are voluntary and may be discontinued by Strategic Advisers at any time.

Strategic Advisers may not discontinue or modify the management fee waiver and expense reimbursement arrangements for the Retail Class, Class L, and Class N prior to their expiration dates without the approval of the Board of Trustees. The addition of the New Sub-Advisers will not result in a change to the maximum aggregate annual management fee payable by shareholders, the portion of the Management Fee retained by Strategic Advisers, if any, or the management fee waiver and expense reimbursement arrangements discussed above.

In addition to the New Sub-Advisers, the following serve as sub-advisers to the Funds:

Fund	Existing Sub-Advisers
Core Fund

AllianceBernstein L.P.; Aristotle Capital Management, LLC; Brandywine Global Investment Management, LLC; ClariVest Asset Management LLC; Cornerstone Investment Partners, LLC; First Eagle Investment Management, LLC; Loomis Sayles & Company, L.P.; LSV Asset Management; Massachusetts Financial Services Company; Morgan Stanley Investment Management Inc.; OppenheimerFunds, Inc.; Pyramis Global Advisors, LLC (Pyramis); Robeco Investment Management, Inc.; T. Rowe Price Associates, Inc.; Waddell & Reed Investment Management Company

Core Multi-Manager Fund
Emerging Markets Fund	Acadian Asset Management LLC; Pyramis
Emerging Markets Fund of Funds
International Fund	Causeway Capital Management LLC; Massachusetts Financial Services Company; Pyramis; Thompson, Siegel & Walmsley LLC; William Blair & Company, LLC
International Multi-Manager Fund
Small-Mid Cap Fund

Advisory Research, Inc.; The Boston Company Asset Management, LLC; Fisher Investments; Invesco Advisers, Inc.; Kennedy Capital Management, Inc.; Neuberger Berman Management LLC; Pyramis; RS Investment Management Co. LLC; Systematic Financial Management, L.P.

Small-Mid Cap Multi-Manager Fund

Pyramis is an affiliate of Strategic Advisers.

The following tables show management fees paid by the Funds to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Funds' sub-advisers during the fiscal periods ended May 31, 2014 for the Core and Core Multi-Manager Funds and February 28, 2015 for the Emerging Markets, Emerging Markets Fund of Funds, International, International Multi-Manager, Small-Mid Cap, and Small-Mid Cap Multi-Manager Funds.

Fund	Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-AdvisersB	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
Core Fund	$ 24,066,197C	0.20%C	$ 21,259,176	0.18%
Core Multi- Manager Fund	$ 444,988	0.60%	$ 205,965	0.28%
Emerging Markets Fund	$ 1,511,627	0.10%	$ 1,511,618	0.10%
Emerging Markets Fund of Funds	$ 0	0.00%	--	--
International Fund	$ 21,430,468	0.09%	$ 21,429,905	0.09%
International Multi-Manager Fund	$ 430,775	0.66%	$ 174,606	0.27%
Small-Mid Cap Fund	$ 14,500,498	0.23%	$ 14,500,148	0.23%
Small-Mid Cap Multi-Manager Fund	$ 308,609	0.77%	$ 192,237	0.48%

A After waivers reducing management fees in the amount of $30,419,439 for the Core Fund, $4,786 for the Core Multi-Manager Fund, $3,922,678 for the Emerging Markets Fund, $35,021 for the Emerging Markets Fund of Funds, $58,369,683 for the International Fund, $15,569,210 for the Small-Mid Cap Fund, and $4,011 for the Small-Mid Cap Multi-Manager Fund.

B Differences between the amount of the management fees paid by the funds to Strategic Advisers and the aggregate amount of subadvisory fees paid by Strategic Advisers to sub-advisers may be due to expense estimates which are accrued in the period to which they relate and adjusted when actual amounts are known.

C After credits reducing management fees in the amount of $80,653.

Fund	Sub-Advisory Fees Paid by Strategic Advisers to Affiliated Sub-AdvisersA	Sub-Advisory Fees Paid by Strategic Advisers to Affiliated Sub-Advisers as a % of Average Net Assets of the Fund
Core Fund	$ 3,078,703	0.03%
Core Multi-Manager Fund	$ 18,782	0.03%
Emerging Markets Fund	--	--
Emerging Markets Fund of Funds	--	--
International Fund	--	--
International Multi-Manager Fund	$ 60,001	0.09%
Small-Mid Cap Fund	--	--
Small-Mid Cap Multi-Manager Fund	--	--

A Differences between the amount of the management fees paid by the funds to Strategic Advisers and the aggregate amount of subadvisory fees paid by Strategic Advisers to sub-advisers may be due to expense estimates which are accrued in the period to which they relate and adjusted when actual amounts are known.

SUMMARY OF THE AGREEMENTS WITH THE NEW SUB-ADVISERS

On March 5, 2015, pursuant to the "managers of managers" arrangement, the Board of Trustees approved separate investment advisory agreements with each New Sub-Adviser on behalf of each respective Fund. The terms of each Agreement are substantially similar, except for the sub-advisory fees payable to each New Sub-Adviser. Pursuant to each Agreement, each New Sub-Adviser has day-to-day responsibility for choosing investments for the portion of assets of the respective Fund allocated to it by Strategic Advisers and for voting proxies for that Fund with respect to those investments.

Pursuant to the Agreements, each New Sub-Adviser provides a program of continuous investment management for the portion of the respective Fund's assets allocated to it in accordance with that Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the respective Fund, the Board, or Strategic Advisers may impose. Each New Sub-Adviser will vote the respective Fund's proxies in accordance with the sub-adviser's proxy voting policies as approved by the Board. Strategic Advisers has granted each New Sub-Adviser authority to invest and reinvest the assets of the respective Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to its allocated portion of each respective Fund, Strategic Advisers pays each New Sub-Adviser a monthly asset-based fee out of the Management Fee payable by each Fund.

Each Agreement may be terminated on sixty days' written notice to the respective sub-adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the respective Fund or (ii) by Strategic Advisers. The Agreements are terminable, without penalty, by the sub-adviser upon ninety days' written notice to Strategic Advisers and the Trust. In addition, each Agreement will terminate in the event of the termination of the Management Contract with respect to each Fund. Each Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

INFORMATION ABOUT JPMORGAN
(CORE FUND AND CORE MULTI-MANAGER FUND)

JPMorgan's main office is located at 270 Park Avenue, New York, New York 10017. JPMorgan is not affiliated with Strategic Advisers.

Investment Process

JPMorgan begins by creating an information advantage through proprietary, fundamental research conducted by its team of dedicated buy-side analysts. Each analyst is a career specialist in a particular industry sector. Analysts spend their time visiting not only with company managements, but with suppliers, competitors, end-users, trade associations and other sources to gain a full understanding of the investment drivers of the stocks under their coverage. JPMorgan designed its investment approach to capture the information advantage contained in this research, while limiting exposure in areas where JPMorgan does not believe it has a sustainable advantage.

The universe of investable securities for the J.P. Morgan Analyst Large Cap Core Strategy consists of approximately 650 large-cap companies which are either in the S&P 500® or Russell 1000® indices. The Strategy purchases stocks with a minimum of $1 billion market capitalization.

Each stock under coverage is categorized into an industry sector. JPMorgan ranks stocks into quintiles within their respective sectors based on dividend discount rates (DDRs) (our determination of the stock's internal rate of return). A daily comparison is made of DDRs to rank stocks from those deemed to be the most attractive to the least attractive within each of our proprietary industry sectors. The most undervalued stocks are ranked in the first quintile, while the most overvalued stocks are ranked in the fifth quintile.

Portfolio Manager(s)

Helge Skibeli, Managing Director

Helge Skibeli, managing director, serves as portfolio manager for JPMorgan's portion of the Core and Core Multi-Manager Funds' assets, which he has managed since 2015. Mr. Skibeli is the head of the U.S. Equity Research Group and a Large Cap Core portfolio manager. An employee since 1990, Helge became head of research in March 2002. Helge obtained an M.A. in general business from the Norwegian School of Management and earned an M.B.A. from the University of Wisconsin. He is a CFA charterholder.

Directors and Officers

The following are directors and/or officers of JPMorgan. Unless otherwise noted, the address of each is 270 Park Avenue, New York, New York 10017.

DIRECTORS AND OFFICERS
Name	Position
George C. Gatch	Director, Chairman, Managing Director
Joseph Bertini	Chief Compliance Officer, Managing Director
Martin R. Porter*	Chief Investment Officer - Global Head of Equities & Balanced Group, Managing Director
Robert L. Young**	Director, Chief Operating Officer, Managing Director
Scott E. Richter***	Secretary, Managing Director
Craig M. Sullivan	Director, Treasurer, Chief Financial Officer, Managing Director
Paul A. Quinsee	Director, Managing Director
Joseph K. Azelby	Director, Chief Investment Officer - Global Head of Real Estate, Managing Director
Lawrence M. Unrein	Director, Chief Investment Officer - Global Head of Private Equity, Managing Director
John T. Donohue	Director, President, Chief Executive Officer, Managing Director
Joy C. Dowd	Director, Control Officer Executive, Managing Director
Douglas C. Wurth	Director, Global Product Head, Managing Director
Jedediah Isiah M. Laskowitz	Director, Global Product Head, Managing Director
Robert C. Michele	Director, Investment Team Head, Managing Director
Michael J. O'Brien*	Director, Global Product Head, Managing Director
Andrew R. Powell	Director, Managing Director
CONTROL PERSONS
Name	Relationship
JPMorgan Asset Management Holdings Inc.	Owns 100% of JPMorgan

* The address of Mr. Porter and Mr. O'Brien is 60 Victoria Embankment, London, United Kingdom.

** The address of Mr. Young 460 Polaris Parkway, Westerville, OH, 43082.

***The address of Mr. Richter is 1111 Polaris Parkway, Columbus, OH, 43240.

JPMorgan also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Core and Core Multi-Manager Funds that may be allocated to JPMorgan pursuant to each respective Agreement:

Fund	Assets Under Management as of December 31, 2014 (in millions)
Sub-Advisory Account 1	$ 412.9
Sub-Advisory Account 2	$ 254.2
Sub-Advisory Account 3	$ 243.2

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of JPMorgan.

INFORMATION ABOUT M&G
(EMERGING MARKETS FUND AND EMERGING MARKETS FUND OF FUNDS)

M&G's main office is located at Laurence Pountney Hill, London EC4R 0HH. M&G is not affiliated with Strategic Advisers.

Investment Process

M&G uses a long-term, bottom-up approach to portfolio management that seeks to identify companies that are disciplined with capital, can generate returns above the cost of capital, and are focused on creating long-term value for shareholders. M&G's strict valuation discipline looks for companies whose future returns on capital are underappreciated by the market.

M&G's company selection analysis focuses on individual companies' assets, industry dynamics, constructive discussions with management, and corporate governance. The advisor seeks diversification across four areas in which investors tend to misprice returns: external change, internal change, asset growth, and quality.

Portfolio Manager(s)

Matthew Vaight, Portfolio Manager

Matthew Vaight, UKSIP, serves as portfolio manager for M&G's portion of the Emerging Markets Fund's assets, which he has managed since 2015. He has worked in investment management for M&G since 1996, has managed investment portfolios since 2007. Education: B.A., Oxford University.

Directors and Officers

The following are directors and/or officers of M&G. Unless otherwise noted, the address of each is Laurence Pountney Hill, London EC4R 0HH.

DIRECTORS AND OFFICERS
Name	Position
Michael George Alexander McLintock	Chief Executive
Anthony John Ashplant	Director
Martin Lewis	Chief Operating Officer
Simon Humphrey Westland Pilcher	Director
Gary Nicholas Cotton	Director
Jonathan Daniels	Director
Alexander Daniel Jeffrey	Director
Michelle Sylvia Scrimgeour	Director
Grant Robert Fairlie Speirs	Director
Mark Andrew Lawson	Chief Compliance Officer
CONTROL PERSONS
Name	Relationship
M&G Group Limited	Indirect parent company
Prudential	Ultimate parent company

M&G also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Emerging Markets Fund and Emerging Markets Fund of Funds that may be allocated to M&G pursuant to each respective Agreement:

Fund	Assets Under Management as of February 28, 2015 (in millions)
Sub-Advised Fund A	$ 67.7

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of M&G.

INFORMATION ABOUT ARROWSTREET
(INTERNATIONAL FUND AND INTERNATIONAL MULTI-MANAGER FUND)

Arrowstreet's main office is located at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116. Arrowstreet is not affiliated with Strategic Advisers.

Investment Process

Arrowstreet seeks to create a diversified, market-oriented equity portfolio for its clients. In carrying out the investment mandate, a structured investment process is used that attempts to add value relative to the benchmark. This involves identifying opportunities across companies, sectors and countries by evaluating a diverse set of fundamental and market-based predictive factors. Portfolios are constructed through the use of a mean variance optimizer and proprietary risk and transaction cost models. Tax consequences or implications are not incorporated into Arrowstreet's investment philosophy or process.

Portfolio Manager(s)

Peter L. Rathjens, PhD, Chief Investment Officer

Dr. Rathjens, PhD, serves as a portfolio manager for Arrowstreet's portion of the International Fund's assets, which he has managed since 2015. Dr. Rathjens has served as Chief Investment Officer at Arrowstreet since 1999.

John C. Capeci, PhD, Portfolio Manager

Dr. Capeci, PhD, serves as a portfolio manager for Arrowstreet's portion of the International Fund's assets, which he has managed since 2015. Dr. Capeci currently serves as a Portfolio Manager of Arrowstreet since September 1999.

Tuomo Vuolteenaho, PhD, Co-Director of Research

Dr. Vuolteenaho, PhD, serves as a portfolio manager for Arrowstreet's portion of the International Fund's assets, which he has managed since 2015. Dr. Vuolteenaho has served as Co-Director of Research since joining Arrowstreet in 2005.

Manolis Liodakis, PhD, Portfolio Manager

Dr. Liodakis, PhD, serves as a portfolio manager for Arrowstreet's portion of the International Fund's assets, which he has managed since 2015. Dr. Liodakis currently serves as a Portfolio Manager of Arrowstreet since August 2012. Prior to Arrowstreet, Dr. Liodakis served in various roles at Citadel Asset Management from October 2008 through August 2011, most recently as Managing Director, Global Equities Hybrid Strategies.

Directors and Officers

The following are directors and/or officers of Arrowstreet. Unless otherwise noted, the address of each is 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116.

DIRECTORS AND OFFICERS
Name	Position
Tony Ryan	Chief Executive Officer, Executive Director
Peter Rathjens, PhD	Chief Investment Officer, Partner, Executive Director
Tuomo Vuolteenaho	Executive Director
John Y. Campbell	Executive Director
Bruce Clarke	Non-Executive Director
Thomas Delong	Non-Executive Director
Richard Morris	Non-Executive Director
Albert Kyle	Non-Executive Director
Eric Burnett	Chief Compliance Officer
Nirali Maniar Gandhi	Chief Financial Officer
CONTROL PERSONS
Name	Relationship
Arrowstreet Capital Holding LLC	Limited Partner
Arrowstreet Capital GP LLC	General Partner

Arrowstreet also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the International and International Multi-Manager Funds that may be allocated to Arrowstreet pursuant to each respective Agreement:

Fund	Assets Under Management as of February 28, 2015 (in millions)
Sub-Advised Fund A	$ 693.9

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of Arrowstreet.

INFORMATION ABOUT PORTOLAN
(SMALL-MID CAP FUND AND SMALL-MID CAP MULTI-MANAGER FUND)

Portolan's main office is located at Two International Place, 26th Floor, Boston, Massachusetts 02110. Portolan is not affiliated with Strategic Advisers.

Investment Process

Portolan maintains a large coverage universe and has significant historic experience covering small and mid-caps. Additionally, as Portolan is benchmark agnostic, there is flexibility to evaluate opportunities across a broad range of sectors. Portolan's fundamental research process highlights primary due diligence with corporate management.

Portolan places heavy emphasis on analyzing the long-term future earnings power of a company relative to its current valuation in the market. In general, Portolan will seek to identify undervalued companies with improving fundamentals. Portolan generates analysis of a broad number of investment opportunities across diverse industry groups through several channels. Foremost, Portolan uses internally developed research including primary contact with senior management of companies. Through ongoing dialogue with management, Portolan seeks to be an informed shareholder and to understand and assess business trends as well as any changes that may occur within industries, the competitive environment, or company specific issues that can positively or negatively affect valuation over the near-term and long-term.

Idea generation comes from numerous areas and Portolan believes this to be an important element of its ability to assess a broad spectrum of investment opportunities on an ongoing basis. Portolan uses internally developed criteria combined with primary research in industries and through its industry contacts to identify investment opportunities, as well as stock screening and proprietary ranking methods.

Portfolio Manager(s)

George McCabe, Portfolio Manager

George McCabe is portfolio manager of Portolan's portion of the Small-Mid Cap and Small-Mid Cap Multi-Manager Funds' assets, which he has managed since 2015. Mr. McCabe is the founder and Chief Investment Officer of Portolan Capital Management, which he founded in 2004. He is responsible for the day-to-day management of the firm's pooled investment vehicles and separate accounts.

Directors and Officers

The following are directors and/or officers of Portolan. Unless otherwise noted, the address of each is Two International Place, 26th Floor, Boston, Massachusetts 02110.

DIRECTORS AND OFFICERS
Name	Position
George McCabe	Chief Investment Officer and Managing Director
Nancy Bonner	Chief Operating Officer
Christopher Nardone	Chief Compliance Officer and Chief Financial Officer

No officer or Trustee of the Funds is an officer, employee, director, or shareholder of Portolan.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENTS

On March 5, 2015, the Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve the Agreements on behalf of each respective fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each Agreement.

In considering whether to approve the Agreements, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Agreement is in the best interests of each respective fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Agreement bear a reasonable relationship to the services to be rendered to each respective fund and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. The Board's decision to approve each Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within each New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration each respective fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each respective fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of each New Sub-Adviser's investment staff, its use of technology, and each New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that each New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each respective Agreement and (ii) the resources to be devoted to each respective fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of each New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to each fund under each respective Agreement should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Agreement, the Board considered the amount and nature of fees to be paid by each fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to each New Sub-Adviser and the projected change in each fund's total operating expenses as a result of hiring each New Sub-Adviser.

With respect to the Core Fund and the Core Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 1.00% and 1.05%, of each respective fund's average daily net assets and that each Agreement will not result in a change to the maximum aggregate annual management fee payable by each fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Core Fund's management fee through September 30, 2017. In addition, the Board considered that Strategic Advisers' portion of the Core Fund's management fee will continue to be all-inclusive and that Strategic Advisers will continue to pay the Core Fund's operating expenses, with certain limited exceptions, out of its portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the Core Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Core Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

With respect to the Emerging Markets Fund and the Emerging Markets Fund of Funds, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 1.20% and 1.25% of each respective fund's average daily net assets and that each Agreement will not result in a change to the maximum aggregate annual management fee payable by each fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% and 0.30% portion of the each fund's management fee through September 30, 2017 and April 30, 2016, respectively. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the Emerging Markets Fund of Funds to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.10%, 0.10% and 0.35%, respectively, through April 30, 2016. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Emerging Markets Fund of Funds to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

With respect to the International Fund and the International Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 1.00% and 1.05% of each respective fund's average daily net assets and that each Agreement will not result in a change to the maximum aggregate annual management fee payable by each fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the International Fund's management fee through September 30, 2017. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the International Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.18%, 1.18% and 1.43%, respectively, through April 30, 2016. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the International Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

With respect to the Small-Mid Cap Fund and Small-Mid Cap Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 1.10% and 1.15% of each respective fund's average daily net assets and that each Agreement will not result in a change to the maximum aggregate annual management fee payable by each fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Small-Mid Cap Fund's management fee through September 30, 2017 and Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the Small-Mid Cap Multi-Manager Fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the Small-Mid Cap Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2016. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Small-Mid Cap Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that each fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that each fund and its shareholders will receive and the other factors considered.

Because the Agreements were negotiated at arm's length and will have no impact on the maximum management fees payable by each fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Agreements.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the funds, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of each fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Advisers, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Advisers will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the funds during its annual renewal of each fund's advisory agreement with Strategic Advisers and each fund's sub-advisory agreements. The Board noted that each Agreement provides for breakpoints as each fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Agreement's fee structure bears a reasonable relationship to the services to be rendered to each respective fund and that each Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. In addition, the Board concluded that the approval of each Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Funds' investment adviser, is 245 Summer Street, Boston, Massachusetts, 02210.

The principal business address of Fidelity Distributors Corporation (FDC), the Funds' principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the Funds through the fiscal period ended May 31, 2014 for the Core and Core Multi-Manager Funds or through the fiscal period ended February 28, 2015 for the International, International Multi-Manager, Small-Mid Cap, and Small-Mid Cap Multi-Manager Funds:

Fund	Broker	Affiliate	Transactions Initiated By	Com- missions	Percentage of Aggregate Brokerage Com- missions
Core Fund	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Pyramis	$ 18,885	0.23%
	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Alliance Bernstein L.P.	$ 201,695	1.95%
	Sanford C. Bernstein & Co.	Alliance Bernstein L.P.	Alliance Bernstein L.P.	$ 65,790	0.64%
Core Multi- Manager Fund	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Pyramis	$ 123	0.15%
	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Alliance Bernstein L.P.	$ 1,442	1.79%
	Sanford C. Bernstein & Co.	Alliance Bernstein L.P.	Alliance Bernstein L.P.	$ 411	0.51%
International Fund	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Massachusetts Financial Services Company	$ 235	0.00%
International Multi- Manager Fund	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Massachusetts Financial Services Company	$ 2	0.00%
Small-Mid Cap Fund	Invesco Advisers, Inc.	Invesco Advisers, Inc.	Invesco Advisers, Inc.	$ 3,991	0.10%
	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Kennedy Capital Management, Inc.	$ 6,795	0.17%
	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Massachusetts Financial Services CompanyA	$ 3,141	0.08%
	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	The Boston Company Asset Management, LLC	$ 533	0.01%
Small-Mid Cap Multi- Manager Fund	Invesco Advisers, Inc.	Invesco Advisers, Inc.	Invesco Advisers, Inc.	$ 53	0.08%
	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Kennedy Capital Management, Inc.	$ 55	0.09%
	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Massachusetts Financial Services CompanyA	$ 32	0.05%
	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	The Boston Company Asset Management, LLC	$ 5	0.01%

A Effective February 1, 2015, Massachusetts Financial Services Company no longer serves as a sub-adviser of the Small-Mid Cap or Small-Mid Cap Multi-Manager Funds.

The Emerging Markets Fund and Emerging Markets Fund of Funds did not pay any brokerage commissions to affiliated brokers or dealers for the fiscal period ended February 28, 2015.

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. The following table shows the number of shares of each Fund that were issued and outstanding as of February 28, 2015:

Fund	Shares Outstanding
Core Fund	1,472,984,739
Core Multi-Manager Fund	4,847,345
Emerging Markets Fund	164,865,567
Emerging Markets Fund of Funds	1,192,168
International Fund	2,346,885,083
International Multi-Manager Fund	5,455,817
Small-Mid Cap Fund	527,192,792
Small-Mid Cap Multi-Manager Fund	3,023,269

As of February 28, 2015, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of each Fund's outstanding shares.

To the knowledge of the Trust, substantial (5% or more) record and/or beneficial ownership of a class of each Fund as of February 28, 2015, was as follows:

Fund or Class Name	Owner Name	City	State	Ownership %
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND	BOSTON	MA	16.01%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND	BOSTON	MA	10.02%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND	BOSTON	MA	9.52%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND	BOSTON	MA	9.25%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND	BOSTON	MA	9.22%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND	BOSTON	MA	8.96%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND	BOSTON	MA	8.17%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND	BOSTON	MA	7.09%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND	BOSTON	MA	6.06%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	6.04%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	96.56%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND	BOSTON	MA	15.71%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIMM LLC	BOSTON	MA	10.45%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND	BOSTON	MA	9.85%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND	BOSTON	MA	9.16%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND	BOSTON	MA	8.92%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND	BOSTON	MA	8.88%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND	BOSTON	MA	8.81%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND	BOSTON	MA	7.95%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND	BOSTON	MA	7.16%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND	BOSTON	MA	5.84%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS*	FIMM LLC	BOSTON	MA	77.75%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS*	FMR LLC	BOSTON	MA	10.45%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND	BOSTON	MA	16.18%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND	BOSTON	MA	10.29%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND	BOSTON	MA	9.81%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND	BOSTON	MA	9.50%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND	BOSTON	MA	9.50%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND	BOSTON	MA	8.98%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND	BOSTON	MA	8.47%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND	BOSTON	MA	7.18%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND	BOSTON	MA	6.24%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	5.12%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	96.17%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND	BOSTON	MA	14.97%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	11.02%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND	BOSTON	MA	9.36%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND	BOSTON	MA	8.93%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND	BOSTON	MA	8.69%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND	BOSTON	MA	8.67%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND	BOSTON	MA	8.38%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND	BOSTON	MA	7.68%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND	BOSTON	MA	6.63%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND	BOSTON	MA	5.69%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	94.89%

* The ownership information shown above is for a class of shares of the fund.

As of February 28, 2015, approximately 92.65% of the Core Multi-Manager Fund's total outstanding shares was held of record and/or beneficially by FIMM LLC, Boston, MA; approximately 71.01% of the Emerging Markets Fund of Funds' total outstanding shares was held of record and/or beneficially by FIMM LLC, Boston, MA; approximately 92.50% of the International Multi-Manager Fund's total outstanding shares was held of record and/or beneficially by FIMM LLC, Boston, MA; and approximately 91.05% of the Small-Mid Cap Multi-Manager Fund's total outstanding shares was held of record and/or beneficially by FIMM LLC, Boston, MA.

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Funds. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210.

Annual Report. For a free copy of a Fund's most recent annual report and semi-annual report, if any, call 1-800-544-3455 (Core Fund, Emerging Markets Fund, International Fund, and Small-Mid Cap Fund) or 1-800-835-5095 (Core Multi-Manager Fund, Emerging Markets Fund of Funds, International Multi-Manager Fund, and Small-Mid Cap Multi-Manager Fund) or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2015 FMR LLC. All rights reserved.

1.9864864.100 RUTS2-PIS-0515